Exhibit 99.2

PREFERRED STOCK REPURCHASE AGREEMENT

This PREFERRED STOCK REPURCHASE AGREEMENT (the “Agreement”), dated as of October 23, 2017, is made and entered into by and between Apollo Commercial Real Estate Finance, Inc., a Maryland corporation (the “Company”), and QH RE Asset Company LLC, a Qatar limited liability company (“QHREAC”).

RECITALS

WHEREAS, as of the date of this Agreement, QHREAC owns 8,000,000 shares of the Company’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”);

WHEREAS, the Company wishes to repurchase (the “Repurchase”), and QHREAC wishes to sell, upon the terms and conditions set forth in this Agreement, that number of shares of Preferred Stock set forth opposite QHREAC’s name in column (3) on Schedule 1 hereto (the “Repurchased Preferred Shares”).

NOW, THEREFORE, the Company and QHREAC hereby agree as follows:

1. Repurchase and Sale of Repurchased Preferred Shares.

(a) Closing. On October 23, 2017 (the “Closing Date”), QHREAC shall sell, transfer and assign to the Company, and the Company shall repurchase from QHREAC for cash, QHREAC’s right, title and interest in the Repurchased Preferred Shares at a purchase price equal to $25.04444 per share (which is the $25.00 liquidation value per share, plus $0.04444 per share of accumulated and unpaid dividends to, but not including, the Closing Date). The aggregate purchase price for the Repurchased Preferred Shares on the Closing Date (the “Preferred Share Purchase Price”) shall be the amount set forth opposite QHREAC’s name in column (4) of Schedule 1 hereto.

(b) Preferred Share Purchase Price. On the Closing Date, at such place and time as mutually agreed to between the parties, the Company, upon receipt of the Repurchased Preferred Shares, shall pay the Preferred Share Purchase Price to QHREAC by wire transfer of immediately available funds in accordance with QHREAC’s written wire instructions.

(c) Intended Tax Treatment. The parties intend that, for U.S. federal income tax purposes, the Repurchase shall be treated as a sale by QHREAC of the Repurchased Preferred Shares, which do not constitute United States real property interests within the meaning of Section 897(c) of the U.S. Internal Revenue Code of 1986, as amended, as of the date of the Repurchase.

2. QHREAC’s Representations and Warranties.

QHREAC represents, warrants and agrees as follows:

(a) Organization and Good Standing. QHREAC is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authorization and Power. QHREAC has the requisite power and authority, corporate or otherwise, to enter into and perform this Agreement, including completing the Repurchase. The execution, delivery and performance of this Agreement by QHREAC and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability company and/or other action, and no further consent or authorization of QHREAC or its board of directors, stockholders, partners or other Person, as the case may be, is required. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(c) Ownership of shares of Series B Preferred Stock. Immediately prior to the completion of the Repurchase, QHREAC on behalf of itself and its parent, Qatar Investment Authority (“QIA”), is the record owner of 8,000,000 shares of Series B Preferred Stock.

(d) Title to the Repurchased Preferred Shares. QHREAC is the record owner of the Repurchased Preferred Shares, and has good and valid title to the Repurchased Preferred Shares free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto. QHREAC has not, in whole or in part, (a) assigned, transferred, hypothecated, pledged or otherwise disposed of any Repurchased Preferred Shares or its rights therein, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Repurchased Preferred Shares that limits QHREAC’s power to transfer the Repurchased Preferred Shares hereunder. Upon delivery of the Repurchased Preferred Shares (including by crediting to a securities account of the Company) and payment therefor pursuant hereto, assuming that the Company has no notice of any adverse claims within the meaning of Section 8-105 of the New York Uniform Commercial Code as in effect in the State of New York from time to time (the “UCC”), the Company will acquire good and valid title to the Repurchased Preferred Shares, free and clear of all liens, encumbrances, equities or claims, and, if delivery of the Repurchased Preferred Shares is effected by crediting a securities account of the Company, a valid security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Repurchased Preferred Shares, and no action (whether framed in conversion, replevin, constructive trust, equitable lien or other theory) based on an adverse claim (within the meaning of Section 8-105 of the UCC) to such security entitlement may be asserted against the Company.

(e) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of QHREAC and shall constitute the legal, valid and binding obligation of QHREAC enforceable against QHREAC in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(f) No Conflicts. The execution, delivery and performance by QHREAC of this Agreement and the consummation by QHREAC of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of QHREAC pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which QHREAC is a party or by which QHREAC is bound or to which any of the property or assets of QHREAC is subject, (ii) result in any violation of the organizational documents of QHREAC or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a material adverse effect on the ability of QHREAC to perform its obligations hereunder.

(g) Information. QHREAC and its advisors, if any, have been furnished with, or had access to, all materials relating to the business, finances and operations of the Company and materials relating to the Repurchase that have been requested by QHREAC as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in and selling securities of companies similar to the Company so as to be able to evaluate the risks and merits of selling the Repurchase Preferred Shares. QHREAC and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by QHREAC or its advisors, if any, or its representatives shall modify, amend or affect QHREAC’s right to rely on the Company’s representations and warranties contained herein. QHREAC has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its sale of the Repurchased Preferred Shares. QHREAC has not relied on any such advice furnished by or on behalf of the Company in connection with the transactions contemplated hereby.

(h) Brokers. To the knowledge of QHREAC, there are no brokerage or finder’s fees or commissions that are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person or entity with respect to the transactions contemplated by this Agreement.

3. Representations and Warranties of the Company.

The Company represents and warrants to QHREAC that:

(a) Organization and Good Standing. Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is now engaged and in which it proposed to be engaged as described in the reports, schedules, forms, statements and other documents required to be filed by the Company with the U.S. Securities and Exchange Commission pursuant to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, except where the failure to be so qualified or in good standing or have such power or authority does not or would not reasonably be expected to have a Company Material Adverse Effect.

(b) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(c) Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as (i) such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and (ii) enforceability of the indemnification and contributions provisions set forth in this Agreement may be limited by the federal or state securities laws of the United States or the public policy underlying such laws.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby does not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole.

(e) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, except for (i) such as has been obtained or made and (ii) registrations or qualifications as may be required by the Commission or under applicable state securities laws.

4. Miscellaneous.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Arbitration. By mutual consent of the Company and QHREAC made at the time of any dispute hereunder, which either party may grant or withhold in its sole discretion, any action or proceedings brought by a party to recover damages in respect of any disagreement or dispute in connection with this agreement may be submitted to and finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce before a panel of three arbitrators selected in accordance with such Rules. The site of any such arbitration shall be Manhattan, New York, New York or such other place as Company and QHREAC shall agree at the time, and the proceedings shall be conducted in the English language. Any such arbitration award obtained pursuant to this clause shall be final and binding on the parties. The parties undertake to carry out any award without delay and the parties agree that judgment upon any such award may be entered by any court having jurisdiction or having jurisdiction over the relevant party or its assets.

(c) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f) Entire Agreement; Amendments; Waiver. This Agreement supersedes all other prior oral or written agreements between QHREAC, the Company, their affiliates and Persons acting on their behalf with respect to the Repurchase, and the other matters that are the subject of this Agreement, and this Agreement contains the entire understanding of the parties with respect to such matters and, except as specifically set forth herein, neither the Company nor QHREAC makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and QHREAC. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The mailing addresses, e-mail addresses and facsimile numbers for such communications shall be:

If to the Company:

Apollo Commercial Real Estate Finance, Inc.

c/o Apollo Global Management, LLC

9 West 57th Street, 43rd Floor

New York, New York 10019

Attention: Jessica L. Lomm

Facsimile: 646-607-0298

E-mail: JLomm@ApolloLP.com

with a copy (for informational purposes only) to:

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Attention: Jay L. Bernstein and Andrew S. Epstein

Facsimile: 212-878-8375

E-mail: Jay.Bernstein@CliffordChance.com;

Andrew.Epstein@CliffordChance.com

If to QHREAC, to its mailing address, e-mail address and facsimile number set forth on Schedule 1 hereto, with copies to QHREAC’s representatives as set forth on Schedule 1 hereto and to such other address and/or facsimile number and/or to the attention of such other Person as QHREAC has specified by written notice given to the Company five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of QHREAC. QHREAC shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, in which event such assignee shall be deemed to be QHREAC hereunder with respect to such assigned rights and obligations.

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) Survival. The representations and warranties of the Company and QHREAC contained in Sections 2 and 3 shall survive the Closing.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Headings: Construction. The article, section, and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular, and plural forms. The terms “including,” “includes,” “includes,” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof,” and words of like import refer to this entire Agreement instead of just the provision in which they are found. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. Each party shall have all rights and remedies set forth in this Agreement and all rights and remedies which each party has been granted at any time under any other agreement or contract and all of the rights which each party has under any law. Any party having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each party recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to any other party. Each party therefore agrees that any other party shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

[Signature Page Follows]

IN WITNESS WHEREOF, QHREAC and the Company have caused its respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY: APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

By:	/s/ Stuart A. Rothstein
Name: Stuart A. Rothstein Title: President and Chief Executive Officer

Preferred Repurchase Agreement

IN WITNESS WHEREOF, QHREAC and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

QH RE ASSET COMPANY LLC

By:	/s/ Ahmad Al-Khanji
Name: Ahmad Al-Khanji
Title: Director

Preferred Repurchase Agreement

SCHEDULE 1

(1)	(2)	(3)	(4)	(5)
QHREAC	Address and Facsimile Number	Number of Repurchased Preferred Shares	Aggregate Preferred Share Purchase Price	Legal Representative’s Address and Email
QH RE Asset Company LLC	Q-Tel Tower, Diplomatic Area StreetWest Bay, Doha P.O Box 23224, Qatar Facsimile: +974 4459 5990 E-mail: notices.RE@qia.qa; notices.legal@qia.qa	1,229,607	$30,794,800	White & Case LLP 1155 Avenue of the Americas New York, New York 10036 Attention: Oliver Brahmst Email: obrahamst@whitecase.com